Exhibit 99.1

For additional information, contact:

Richard D. Callicutt II

President and Chief Executive Officer

David B. Spencer

Senior Executive Vice President and

Chief Financial Officer

(336) 869-9200

BNC BANCORP SIGNS DEFINITIVE AGREEMENT TO ACQUIRE

HIGH POINT BANK CORPORATION

HIGH POINT, NC – November 16, 2015 – BNC Bancorp (“BNC,” NASDAQ: BNCN), the holding company for Bank of North Carolina, and High Point Bank Corporation (“HPTB”), the holding company for High Point Bank and Trust Company, have entered into a definitive agreement pursuant to which BNC will acquire all of the common stock of HPTB in a cash and stock transaction valued at approximately $141.3 million, based on the closing price of BNC common stock on November 13, 2015.

HPTB, headquartered in High Point, North Carolina, operates 12 branches in High Point, Jamestown, Kernersville, Greensboro and Winston Salem, North Carolina. As of September 30, 2015, HPTB reported approximately $795 million in assets, $513 million in loans, and $648 million in deposits. Upon completion of the transaction, BNC is expected to have approximately $6.8 billion in assets, $5.1 billion in loans, and $5.6 billion in deposits. The transaction is expected to be immediately accretive to BNC’s fully diluted earnings per share in 2016 and 2017.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, subject to certain minimum and maximum limits, HPTB shareholders will have the right to receive $300.00 for each share of HPTB common stock, payable, at their election, in cash or in shares of BNC common stock based upon the 20-day volume weighted average price of BNC common stock prior to the closing of the merger.

The transaction, which is subject to regulatory approval, the approval of the shareholders of HPTB, and other customary conditions, is expected to close in the second quarter of 2016.

Commenting on the announcement, Rick Callicutt, President and Chief Executive Officer of BNC, said, “We are pleased to announce the combination of BNC and High Point Bank. The High Point Bank management, Board of Directors, and entire team share our principles and customer-focused approach, and we are pleased to welcome them, their customers and their shareholders to BNC. High Point Bank has a long, rich tradition in High Point and the Triad, and as neighbors and competitors over the years, we have admired their brand of banking and their dedication to their communities. My first bank account was with High Point Bank and as a lifelong member of the High Point community I am excited about the opportunities we have going forward to honor their long heritage and continue to drive progress here in our communities. We also look forward to engaging both their insurance and trust businesses as two new lines of business that we can advance across our three-state footprint. This transaction epitomizes our current strategy of growing within our existing markets both organically and through acquisition, thus further leveraging our infrastructure to produce greater performance for our shareholders, and provide greater resources to our customers.”

Mark L. Williamson, President and Chief Executive Officer of HPTB, added, “We are pleased to join forces with BNC to provide enhanced and long-term value to our customers and communities. Our combination with BNC, with combined total assets of approximately $6.8 billion, will provide greater capital resources and operational scale that will allow us to grow together with a diverse product mix and allow our team to continue to support the High Point and Triad communities. With BNC’s executive team having deep roots in the High Point community, we know the heritage of High Point Bank is in good hands. In addition, BNC’s track record for creating and growing shareholder value will be a major plus for our shareholder base.”

Troutman Sanders LLP provided legal counsel to BNC, while Banks Street Partners, LLC served as its financial advisor. Robinson, Bradshaw & Hinson, P.A. provided legal counsel to HPTB, while Sandler O’Neill + Partners LP served as its financial advisor.

INVESTOR PRESENTATION

Further information on the terms of this transaction will be included in a Form 8-K to be filed by BNC with the Securities and Exchange Commission (the “SEC”) and will be available at http://www.bncdeliversmore.com/investorpresentation.

ABOUT BNC BANCORP

Headquartered in High Point, North Carolina, BNC Bancorp is the parent company of Bank of North Carolina, a commercial bank providing a complete line of banking and financial services to individuals and businesses through its 64 banking offices in Virginia, North and South Carolina. The Bank’s 19 locations in South Carolina and nine locations in Virginia operate as BNC Bank. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is traded and quoted in the NASDAQ Capital Market under the symbol “BNCN.” BNC Bancorp’s website is www.bncbancorp.com.

FORWARD-LOOKING STATEMENTS

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the merger, the expected returns and other benefits of the merger, to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on diluted earnings per share and tangible book value, and the effect of the merger on BNC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the merger may not be timely completed, if at all; that prior to completion of the merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the merger; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in BNC’s Form 10-K for the year ended December 31, 2014 and other documents subsequently filed by BNC with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither BNC nor HPTB undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, BNC and HPTB claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ADDITIONAL INFORMATION

This communication is being made in respect of the merger involving BNC and HPTB. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the merger, BNC will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of HPTB. BNC also plans to file other documents with the SEC regarding the merger with HPTB. HPTB will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about BNC and HPTB, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the merger can also be obtained, when available, without charge, from BNC’s website (http://www.bncbancorp.com).

PARTICIPANTS IN THE MERGER SOLICITATION.

BNC and HPTB, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of HPTB in respect of the merger. Information regarding the directors and executive officers of BNC and HPTB and other persons who may be deemed participants in the solicitation of the shareholders of HPTB in connection with the merger will be included in the proxy statement/prospectus for HPTB’s special meeting of shareholders, which will be filed by BNC with the SEC. Information about BNC’s directors and executive officers can also be found in BNC’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 14, 2015, and other documents subsequently filed by BNC with the SEC. Information regarding the directors and executive officers of HPTB who may be deemed participants in the solicitation of the shareholders of HPTB in connection with the proposed transaction will be included in the proxy statement/prospectus for HPTB’s special meeting of shareholders, which will be filed by BNC with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the merger filed with the SEC when they become available.